EXHIBIT 99.1
Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS

CASE NUMBER: 07-44084-dml-11

JUDGE: D. Michael Lynn

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: JANUARY 2008 (2)

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Elaine D. Crowley	Senior Vice President, Chief Financial Officer and Treasurer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Elaine D. Crowley	April 2, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:
/s/ Charlotte B. Stadler	Assistant Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Charlotte B. Stadler	April 2, 2008
PRINTED NAME OF PREPARER	DATE

Notes:
[1]
A consolidated monthly operating report has been submitted for the following debtor entities: The Bombay Company, Inc. (Case No. 07-44084-dml-11), The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11), BBA Holdings, LLC (Case No.07-44086-dml-11), Bombay International, Inc. Case No. (07-44087-dml-11), Bailey Street Trading Company (Case No. 07-44088-dml-11), and BMAJ, Inc. (Case No. 07-44061-dml-11). Jointly Administered Under The Bombay Company, Inc. (Case No. 07-44084-dml-11), (collectively, the "Debtors").

[2]
The Debtors operate under a retail (52-53 week) fiscal year, which ends on the Saturday nearest January 31. For the purposes of the monthly operating reports, the following month-end dates have been reported: i) September 2007 ended on October 6, 2007; ii) October 2007 ended on November 3, 2007; iii) November 2007 ended on December 1, 2007; iv) December 2007 ended on January 5, 2008; and v) January 2008 ended on February 2, 2008.

Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS-1

CASE NUMBER: 07-44084-dml-11

COMPARATIVE BALANCE SHEET
		Petition Date	October 2007	November 2007	December 2007	January 2008
ASSETS		9/20/07
1.	CASH & CASH EQUIVALENTS (1)	$3,145,672	$23,792,779	$34,674,271	$29,646,525	$13,881,119
2.	ACCOUNTS RECEIVABLE (NET)	$220,767	$218,889	$218,889	$270,903	$30,000
3.	INVENTORY	$104,233,126	$90,873,577	$65,838,471	$15,142,324	$0
4.	NOTES RECEIVABLE	$573,167	$582,539	$586,953	$586,953	$0
5.	PREPAID EXPENSES	$8,411,346	$12,563,942	$12,233,793	$9,769,006	$1,688,246
6.	OTHER CURRENT ASSETS	$1,514,755	$3,621,230	$4,258,435	$4,058,941	$20,869,290
7.	TOTAL CURRENT ASSETS	$114,953,161	$107,860,177	$83,136,541	$29,828,127	$22,587,536
8.	PROPERTY, PLANT & EQUIPMENT	$157,137,582	$156,962,933	$150,580,070	$145,303,849	$2,667,296
9.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$(102,575,667)	$(103,878,344)	$(101,978,290)	$(97,766,051)	$(2,328,239)
10.	NET PROPERTY, PLANT & EQUIPMENT	$54,561,915	$53,084,589	$48,601,780	$47,537,798	$339,057
11.	DUE FROM INSIDERS	$(854,896)	$481,472	$2,272,359	$2,767,061	$2,915,652
12.	OTHER ASSETS - NET OF AMORTIZATION (2)	$2,024,046	$1,970,145	$1,711,275	$1,632,093	$216,163
13.	OTHER (ATTACH LIST)
14.	TOTAL ASSETS	$173,829,898	$187,189,162	$170,396,226	$111,411,604	$39,939,527
POSTPETITION LIABILITIES
15.	ACCOUNTS PAYABLE		$3,856,282	$1,307,569	$3,248,359	$4,309,572
16.	TAXES PAYABLE		$4,030,196	$4,568,529	$4,471,126	$836,764
17.	PROFESSIONAL FEES		$4,376,054	$5,262,669	$2,393,833	$4,130,481
18.	DEFERRED REVENUE		$85,513,615	$61,734,178	$18,041,877	$0
19.	OTHER POST PETITION LIABILITIES		$10,616,805	$12,772,231	$6,270,802	$1,300,066
20.	TOTAL POSTPETITION LIABILITIES		$108,392,952	$85,645,176	$34,425,997	$10,576,883
PREPETITION LIABILITIES
21.	SECURED DEBT	$71,824,592	$0	$0	$0	$0
22.	LIABILITIES SUBJECT TO COMPROMISE (4)	$81,136,347	$69,522,623	$67,367,346	$67,325,321	$28,350,674
23.	TOTAL PREPETITION LIABILITIES	$152,960,939	$69,522,623	$67,367,346	$67,325,321	$28,350,674
24.	TOTAL LIABILITIES	$152,960,939	$177,915,575	$153,012,522	$101,751,318	$38,927,557
EQUITY
25.	PREPETITION OWNERS' EQUITY	$20,868,959	$20,868,959	$20,868,959	$20,868,959	$20,868,959
26.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(11,598,491)	$(3,492,625)	$(11,208,673)	$(19,856,989)
27.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION) (3)		$3,119	$7,370
28.	TOTAL EQUITY	$20,868,959	$9,273,587	$17,383,704	$9,660,286	$1,011,970
29.	TOTAL LIABILITIES &OWNERS' EQUITY	$173,829,898	$187,189,162	$170,396,226	$111,411,604	$39,939,527

Notes:
[1]
As historically reported on the Debtors' SEC filings, cash and cash equivalents includes cash in the operating accounts, credit card receivables, store depository accounts, and foreign office accounts. In addition, cash and cash equivalents for the months ended after September 2007 include cash collateralized letters of credit.

[2]	Balance includes capitalized software and other intangibles.

Item 6: Other Current Assets	Petition Date	October 2007	November 2007	December 2007	January 2008
Employee Receivables	$(3,176)	$(3,630)	$114,192	$9,150	$5,994
Miscellaneous Receivables	1,188,193	1,572,576	1,562,710	1,303,630	1,309,976
DOM In transit - Non Merchandise	3,666	108	0	0	0
Deposits	311,825	2,037,929	2,567,286	2,731,914	2,237,963
Treasury Bond	37,922	37,922	37,922	37,922	37,922
Due from JV	0	0	0	0	17,277,435
Intl Claim Receivable	(23,675)	(23,675)	(23,675)	(23,675)	0
	$1,514,755	$3,621,230	$4,258,435	$4,058,941	$20,869,290

Item 19: Other Post Petition Liabilities
Accrued Expenses/Inventory		$5,249,931	$7,348,201	$4,116,402	$769,029
Customer Prepayments		2,972,676	2,630,428	(16,724)	0
Accrued Salaries		2,394,198	2,793,602	2,171,124	531,037
		$10,616,805	$12,772,231	$6,270,802	$1,300,066

[3]	Represents FAS 123R stock compensation expense adjustment.
[4]
During January 2008, the Debtors eliminated certain reserves and accruals as part of the Debtors' efforts to wind down the operations and financial records. The decrease of liabilities subject to compromise, at the end of January 2008, does not signify payments being made on such liabilities.

2 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS-2

CASE NUMBER: 07-44084-dml-11

INCOME STATEMENT
		9/20/07 to 12/31/07	January 2008	February 2008	March 2008	QUARTER
REVENUES		TOTAL				TOTAL
1.	GROSS REVENUES	$201,870,774	$14,363,269			$14,363,269
2.	LESS: RETURNS & DISCOUNTS	$(3,318,383)	$(239,828)			$(239,828)
3.	NET SALES	$198,552,391	$14,123,441			$14,123,441
4.	DELIVERY INCOME	$318,482	$4,569			$4,569
5.	NET REVENUE	$198,870,873	$14,128,010	$0	$0	$14,128,010
COST OF GOODS SOLD
6.	STORE COGS	$94,281,406	$13,906,150			$13,906,150
7.	SHRINK	$1,783,774	$1,297,376			$1,297,376
8.	DC EXPENSE	$5,604,388	$1,060,770			$1,060,770
9.	DC FRIEGHT TO STORES	$5,304,558	$43,165			$43,165
10.	HOME OFFICE ADJUSTMENTS	$4,743,215	$(114,160)			$(114,160)
11.	TOTAL COST OF GOODS SOLD	$111,717,341	$16,193,301	$0	$0	$16,193,301
12.	GROSS PROFIT	$87,153,532	$(2,065,291)	$0	$0	$(2,065,291)
OPERATING EXPENSES
13.	BUYING AND OCCUPANCY COSTS	$6,764,276	$(31,727,473)			$(31,727,473)
14.	PAYROLL	$5,433,907	$(986,386)			$(986,386)
15.	HOME OFFICE OCCUPANCY	$1,257,963	$148,103			$148,103
16.	CREDIT AND COLLECTIONS	$335,680	$759,729			$759,729
17.	GENERAL	$(4,289,795)	$41,255,424			$41,255,424
18.	INSURANCE AND TAXES	$2,971,891	$(1,250,135)			$(1,250,135)
19.	PROFESSIONAL SERVICES	$168,457	$(35,565)			$(35,565)
20.	JV EXPENSE, NET	$86,257,567	$(1,928,374)			$(1,928,374)
21.	OTHER (Training, travel, public company exp.)	$222,067	$31,792			$31,792
22.	TOTAL OPERATING EXPENSES	$99,122,014	$6,267,115	$0	$0	$6,267,115
23.	INCOME BEFORE NON-OPERATING
24.	INCOME & EXPENSE	$(11,968,482)	$(8,332,406)	$0	$0	$(8,332,406)
OTHER INCOME & EXPENSES
25.	NON-OPERATING INCOME (ATT. LIST)	$12,996,875	$18,408			$18,408
26.	NON-OPERATING EXPENSE (ATT. LIST)	$4,270				$0
27.	INTEREST EXPENSE	$543,587				$0
28.	DEPRECIATION / DEPLETION	$0				$0
29.	AMORTIZATION	$0				$0
30.	ROYALTY FEE	$910,617				$0
31.	NET OTHER INCOME & EXPENSES	$(11,538,401)	$(18,408)	$0	$0	$(18,408)
REORGANIZATION EXPENSES
32.	PROFESSIONAL FEES	$7,044,676	$24,779			$24,779
33.	U.S. TRUSTEE FEES	$1,500				$0
34.	OTHER	$3,732,844				$0
35.	TOTAL REORGANIZATION EXPENSES	$10,779,020	$24,779	$0	$0	$24,779
36.	INCOME TAX	$(428)	$39,539			$39,539
37.	NET PROFIT (LOSS)	$(11,208,673)	$(8,378,316)	$0	$0	$(8,378,316)

3 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS-3

CASE NUMBER: 07-44084-dml-11

CASH RECEIPTS AND		9/20 to 12/31/07	January 2008	February 2008	March 2008	QUARTER
DISBURSEMENTS		TOTAL				TOTAL
1.	CASH - BEGINNING OF MONTH	$881,175	$10,543,219	$0	$0	$10,543,219
RECEIPTS FROM OPERATIONS
2	TOTAL OPERATING RECEIPTS	$189,541,305	$21,752,078	$0	$0	$21,752,078
	NON - OPERATING RECEIPTS
3	LOANS & ADVANCES (REPAYMENT)	$5,998,804				$0
4	SALE OF ASSETS	$37,122,607	$1,074,026	$0	$0	$1,074,026
5	REIMBURSEMENT (TO)/FROM LIQUIDATORS	$(130,545,563)	$(13,340,195)	$0	$0	$(13,340,195)
6	OTHER (ATTACH LIST)	$0	$285,554	$0	$0	$285,554
7	TOTAL NON-OPERATING RECEIPTS	$(87,424,152)	$(11,980,615)	$0	$0	$(11,980,615)
8	TOTAL RECEIPTS	$102,117,153	$9,771,463	$0	$0	$9,771,463
9	TOTAL CASH AVAILABLE	$102,998,328	$20,314,681	$0	$0	$20,314,681
OPERATING DISBURSEMENTS
10	PAYROLL, PAYROLL TAXES, BENEFITS	$23,395,881	$8,229,902	$0	$0	$8,229,902
11	SALES, USE & OTHER TAXES PAID	$10,365,311	$5,698,707	$0	$0	$5,698,707
12	MERCHANDISE	$11,828,206	$63,986	$0	$0	$63,986
13	GENERAL AP	$3,471,309	$93,074	$0	$0	$93,074
14	RENT & OCCUPANCY	$26,016,571	$920,263	$0	$0	$920,263
15	FREIGHT	$5,714,718	$216,980	$0	$0	$216,980
16	CRITICAL VENDOR PAYMENTS	$2,838,397	$0	$0	$0	$0
17	OTHER (ATTACH LIST)	$4,030,155	$730,129	$0	$0	$730,129
18	TOTAL OPERATING DISBURSEMENTS	$87,660,548	$15,953,041	$0	$0	$15,953,041
REORGANIZATION EXPENSES
19	PROFESSIONAL FEES	$3,194,296	$8,785	$0	$0	$8,785
20	U.S. TRUSTEE FEES	$1,500				$0
21	OTHER (ATTACH LIST)	$1,598,766	$157,365	$0	$0	$157,365
22	TOTAL REORGANIZATION EXPENSES	$4,794,562	$166,150	$0	$0	$166,150
23	TOTAL DISBURSEMENTS (1)	$92,455,110	$16,119,191	$0	$0	$16,119,191
24	NET CASH FLOW	$9,662,044	$(6,347,728)	$0	$0	$(6,347,728)
25	CASH - END OF MONTH (2)	$10,543,219	$4,195,490	$0	$0	$4,195,490

Note:
[1]
All of the Debtors' disbursements are made from The Bombay Company, Inc. (Case No. 07-44084-dml-11) and The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11). Disbursements by Debtor have been are as follows:

Total Disbursements	January 2008	February 2008	March 2008	Total Disbursements
The Bombay Company, Inc. (07-44084-dml-11)	$16,115,091	$-	$-	$16,115,091
The Bombay Furniture Company, Inc. (07-44085-dml-11)	$4,100	$-	$-	$4,100
	$16,119,191	$-	$-	$16,119,191

	January 2008	February 2008	March 2008	Total
Item 17: Other Operating Disbursements
Insurance	$-	$-	$-	$-
Leasehold Improvements	-	-	-	0
Interest and Bank Fees	-	-	-	0
Transfers to/(from) Bombay Canada	-	-	-	0
International Offices	4,100	-	-	4,100
Other Corporate Expense	726,029	-	-	726,029
Inventory Taking				-
Total	$730,129	$-	$-	$730,129

Item 21: Other Reorganization Expenses
GB Legal Fees	-	-	-	-
Tiger Break Up Fee	-	-	-	-
Foreign Office Severance	-	-	-	-
Completion Bonus	157,365			157,365
Total	$157,365	$-	$-	$157,365

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Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS-4

CASE NUMBER: 07-44084-dml-11

		SCHEDULE	MONTH	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	Oct-07	Nov-07	Dec-07	Jan-08
1.	0-30
2.	31-60
3.	61-90
4.	91+		$987,208	$987,208	$987,208	$74,509
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$987,208	$987,208	$987,208	$74,509
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$(768,319)	$(768,319)	$(768,319)	$(22,509)
7.	ACCOUNTS RECEIVABLE (NET)	$0	$218,889	$218,889	$218,889	$52,000

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	January 2008

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$0
2.	STATE	$0
3.	LOCAL	$0
4.	SALES TAX	$614,706				$614,706
5.	TOTAL TAXES PAYABLE	$614,706	$0	$0	$0	$614,706

STATUS OF POSTPETITION TAXES			MONTH:	January 2008

FEDERAL		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING	$0	$1,196,079	$1,196,079	$0
2.	FICA-EMPLOYEE	$0	$447,104	$447,104	$0
3.	FICA-EMPLOYER	$136,126	$324,933	$447,104	$13,955
4.	UNEMPLOYMENT	$16,461	$24,222	$40,322	$362
5.	INCOME	$0	$0	$0	$0
6.	OTHER PAYROLL TAXES	$31,836	$180,339	$208,912	$3,264
7.	TOTAL FEDERAL TAXES	$184,424	$2,172,678	$2,339,522	$17,580
STATE AND LOCAL
8.	WITHHOLDING	$0	$220,412	$220,412	$0
9.	SALES	$3,610,497	$1,082,295	$4,078,086	$614,706
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$52,216	$110,504	$160,642	$2,078
12.	OTHER PAYROLL TAXES	$474	$30,903	$31,349	$27
13.	REAL PROPERTY	$59,846	$17,776	$0	$77,622
14	PERSONAL PROPERTY	$361,239	$115,826	$0	$477,065
15	FRANCHISE	$110,000	$27,500	$0	$137,500
16	BUSINESS LICENSE TAX	$60,120	$22,000	$9,491	$72,629
17	TOTAL STATE & LOCAL	$4,254,392	$1,627,217	$4,499,981	$1,381,628
18	TOTAL TAXES	$4,438,816	$3,799,895	$6,839,502	$1,399,209

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

5 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS-5

CASE NUMBER: 07-44084-dml-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:		January 2008
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A.	BANK:
B.	ACCOUNT NUMBER:				TOTAL
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT	SEE MOR 5 ATTACHMENT (1)
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	NONE
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				$0

Note:
[1]
Due to the large number of bank accounts held by the Debtors, bank account reconciliations have not been completed through the end of December2007. The Debtors will report December bank reconciliation data in the following monthly operating reporting period.

6 of 11

The Bombay Company, Inc.
MOR 5 Attachment - Bank Reconciliations
MONTH: January 2008 (February 2, 2008)

Operating Accounts
BANK RECONCILIATIONS	ACCOUNT # 1	ACCOUNT # 2	ACCOUNT # 3	ACCOUNT # 4	STORES	CONSOLIDATED
A. BANK:	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	Various	Various
B. ACCOUNT NUMBER:	412-1166318	412-1166300	960-0058583	960-0058598	various	Various
C. PURPOSE (TYPE):	Concentrator	Blocked	Accounts Payable	Payroll	Store Deposits	Store deposits
1. Balance per bank statement	$-	$18,431.00	$-	$-	$97,086.30	$26,687.73
2. Add: Total deposits not credited	$(191,956.26)	$860,155.28	$94,452.86	$(126,352.07)	$(3,857.02)	$-
3. Subtract: Outstanding checks			$(896,112.82)	$(537,360.59)	$-	$2,471.56
4. Other reconciling items	$5,112,937.77		$708,505.03	$2,548.76	$56,279.52	$31,183.52
5. Month end balance per books	$4,920,981.51	$878,586.28	$(93,154.93)	$(661,163.90)	$149,508.80	$60,342.81
6. Number of last check written			1177704	510056

Store Accounts	STORES
BANK RECONCILIATIONS	Store 161	Store 162	Store 164	Store 166	Store 167	Store 168	Store 175	Store 188
A. BANK:	FROST	UNITED CO.	NAT. CITY	FIDELITY	CITIZENS	WRENTHAM	SECURITY	JOHNSON
B. ACCOUNT NUMBER:	420000221	2036105957	389048570	168400657	6100151980	16004061	906336	1000431649
C. PURPOSE (TYPE):
1. Balance per bank statement	$3,943.56	$3,442.52	$8,641.04	$4,257.51	$-	$3,775.66	$-	$4,059.82
2. Add: Total deposits not credited	$-	$-			$-	$-	$-	$-
3. Subtract: Outstanding checks
4. Other reconciling items	$182.53	$13.37			$2,357.71	$(146.66)	$3,684.39	$160.49
5. Month end balance per books	$4,126.09	$3,455.89	$8,641.04	$4,257.51	$2,357.71	$3,629.00	$3,684.39	$4,220.31
6. Number of last check written

Store Accounts
BANK RECONCILIATIONS	Store 189	Store 195	Store 198	Store 223	Store 224	Store 265	Store 286	Store 289
A. BANK:	REGIONS	REGIONS	NORTHWAY	CHASE	IBC	Amsouth Bank	Chase	Fifth Third Bank
B. ACCOUNT NUMBER:	6454025679	6454025679	49505	576500454165	5558337101	18570909	Cons.	7690895029
C. PURPOSE (TYPE):
1. Balance per bank statement	$4,025.32	$3,625.55	$2,256.88	$9,023.81	$4,721.37	$3,924.02	$-	$865.93
2. Add: Total deposits not credited	$-	$-	$-	$-		$-	$-	$-
3. Subtract: Outstanding checks
4. Other reconciling items	$71.29	$-	$(194.16)	$382.86		$116.45	$-	$107.24
5. Month end balance per books	$4,096.61	$3,625.55	$2,062.72	$9,406.67	$4,721.37	$4,040.47	$-	$973.17
6. Number of last check written

Store Accounts
BANK RECONCILIATIONS	Store 298	Store 441	Store 457	Store 488	Store 513	Store 519	Store 520	Store 525
A. BANK:	Chase	Chase	West Suburban Bank	National City	US Bank	Security Service Fedeal	Bridgehampton National	National City
B. ACCOUNT NUMBER:	780501387565	6106305992	2100037129	585187138	152302951180	4317030071	100193291	705800110
C. PURPOSE (TYPE):							CLOSED 9/4/07
1. Balance per bank statement	$-	$2,238.73	$3,792.77	$-	$4,157.23	$-	$4,555.84	$2,340.22
2. Add: Total deposits not credited	$-	$198.79	$-	$-	$-	$-		$-
3. Subtract: Outstanding checks
4. Other reconciling items	$2,094.06	$4,054.62	$145.09	$3,045.06	$114.03	$4,623.93		$10.25
5. Month end balance per books	$2,094.06	$6,492.14	$3,937.86	$3,045.06	$4,271.26	$4,623.93	$4,555.84	$2,350.47
6. Number of last check written

Store Accounts
BANK RECONCILIATIONS	Store 528	Store 696	Store 701	Store 704	Store 825	Store 861	Store 893	Store 896
A. BANK:	Canadaigua National	CHASE	FIFTH THIRD	FIFTH THIRD	FIFTH THIRD	CITIZENS	CITIZENS	CITIZENS
B. ACCOUNT NUMBER:	950000601	995010543265	83567335	7340323653	7020840364	6101383222	3308589437	6101636988
C. PURPOSE (TYPE):
1. Balance per bank statement	$9,630.87	$5,133.70	$-	$-	$-	$1,513.16	$3,494.18	$3,666.61
2. Add: Total deposits not credited	$-		$-	$-	$-	$-	$-	$-
3. Subtract: Outstanding checks
4. Other reconciling items	$33.66		$2,028.82	$3,660.08	$3,613.14	$623.61	$30.37	$398.38
5. Month end balance per books	$9,664.53	$5,133.70	$2,028.82	$3,660.08	$3,613.14	$2,136.77	$3,524.55	$4,064.99
6. Number of last check written

Store Accounts
BANK RECONCILIATIONS	DC 901	DC 903	DC 905	DC 907	DC 909
A. BANK:	STATE NATIONAL	MANUFACTURER'S TRUST	BOA	CITIZEN'S NATIONAL	FIFTH THIRD BANK
B. ACCOUNT NUMBER:	101932200	78070511	3256672959	243133165	7651702099
C. PURPOSE (TYPE):
1. Balance per bank statement	$-	$-	$-	$-	$-
2. Add: Total deposits not credited	$(533.01)	$-	$-	$(1,930.80)	$(1,592.00)
3. Subtract: Outstanding checks
4. Other reconciling items	$5,747.10	$1,308.06	$1,937.16	$13,340.52	$2,736.07
5. Month end balance per books	$5,214.09	$1,308.06	$1,937.16	$11,409.72	$1,144.07
6. Number of last check written

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The Bombay Company, Inc.
MOR 5 Attachment - Bank Reconciliations
MONTH: January 2008 (February 2, 2008)

	Consolidated Stores
BANK RECONCILIATIONS	ACCOUNT # 1	ACCOUNT # 2	ACCOUNT # 3	ACCOUNT # 4	ACCOUNT # 5	ACCOUNT #6
A. BANK:	Wells Fargo	PNC	Wachovia	Chase	Suntrust	Bank of America
B. ACCOUNT NUMBER:	4944050095	3095429814	2000013850397	1596058972	7020723321
C. PURPOSE (TYPE):	store deposits	store deposits	store deposits	Store deposits	Store deposts	Store Deposits
1. Balance per bank statement	$-	$-	$(7,742.56)	$28,715.32	$5,714.97
2. Add: Total deposits not credited	$-	$-	$-	$-
3. Subtract: Outstanding checks	$-	$2,471.56	$-	$-
4. Other reconciling items	$(4,987.25)	$412.81	$13,954.79	$19,153.59	$2,649.58
5. Month end balance per books	$(4,987.25)	$2,884.37	$6,212.23	$47,868.91	$8,364.55
6. Number of last check written

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Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS-6

CASE NUMBER: 07-44084-dml-11

	MONTH:	January 2008
PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDER
NAME		TYPE OF PAYMENT	AMOUNT PAID (1)	TOTAL PAID TO DATE
1.	Elaine D. Crowley	Salary	$23,345	$116,599
2.	Don Roach	Salary	$20,637	$103,185
3.	Dave Stewart	Salary	$0	$88,758
4.	Steve Woodward	Salary	$0	$18,339
5.	Mike Veitenheimer	Salary	$5,100	$87,710
6	Linda Stephenson	Salary	$0	$85,596
7	Elaine D. Crowley	Expense Reimbursement	$1,080

9.	TOTAL PAYMENTS
	TO INSIDERS		$50,162	$500,187

PROFESSIONALS
NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT (2)	AMOUNT APPROVED (2)	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Asset Disposition Advisors (1)	N/A	-	-	544,008	1,303,901
2.	Baker McKenzie	N/A	-	-	66,808	153,100
3.	Haynes and Boone	N/A	115,279	115,279	762,606	1,113,616
4.	FTI Consulting, Inc. (1)	N/A	-	-	142,985	2,396,022
5.	Mesirow Financial	N/A	10,666	10,666	133,759	174,181
6	Cooley Godward Kronish	N/A	124,334	124,334	647,429	915,403
7	Forshey and Prostok	N/A	7,228	7,228	111,227	151,722
8	Financial Dynamics	N/A	-	-	936	59,761
9	Lang Mitchner	N/A	280	280	52,990	63,800
10	Alix Partners		0	0	$662,210	1,169,000
11	TOTAL PAYMENTS
	TO PROFESSIONALS		$257,787	$257,787	$3,124,957	$7,500,506

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Service Deposits	-	40,210	-
2	TOTAL	$-	$40,210	-

Note:
[1]	Professional fees include accrued and unpaid success fees for FTI Consulting, Inc. and Asset Disposition Advisors of $1 million and $500,000, respectively.
[2]
Per the administrative Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals and Committee Members (the “Administrative Order”), entered October 17, 2007, professionals may be paid eighty percent (80%) of the fees and one hundred percent (100%) of the out-of-pocket expenses as set forth in the applicable monthly fee statement if no objections are made within ten (10) days after submission. On March 6 , 2008, an order was entered to approve interim professional fees for the period of September 20, 2008 through December 31, 2008.

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Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

MONTH:	January 2008

QUESTIONNAIRE
		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X [1]
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X [2]
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X [3]
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

[1]	During the reporting period, the Debtors have continued to sell the furniture, fixtures, machinery and equipment as part of the Debtors' liquidation process approved by the Bankruptcy Court.
[2]	As of the end of the reporting period, intercompany receivables exist with The Bombay Furniture Company of Canada, Inc.
[3]	As authorized by certain first day orders entered by the Bankruptcy Court, the Debtors have made certain permitted payments on pre-petition claims.

10 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

MONTH:	January 2008

QUESTIONNAIRE
INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
General Liability	Federal (Chubb)/ Liberty Mutual	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Auto Liability & Physical Damage	Federal (Chubb)/ Liberty Mutual	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Workers Compensation	Federal (Chubb)/ Liberty Mutual	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Liability Umbrella	Firemen's Fund	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Foreign Liability	Great Northern (Chubb)	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Property, Boiler & Machinery	Lexington	Feb 1,2007 through January 31, 2008	Annual premium paid to date
XS Earthquake	Essex/ACE	Feb 1,2007 through January 31, 2008	Annual premium paid to date
Directors & Officers Liability	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Fiduciary Liability	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Employee Dishonesty	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Travel & Accident	Federal (Chubb)	July 1,2007 through June 30, 2008	Annual premium paid to date
Other Crime (K&R)	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Internet Liability	Axis Specialty Insurance Company	June 1,2007 through May 31, 2008	Annual premium paid to date
Ocean Marine	Indem Ins Co of N.A.	Feb 1,2007 through January 31, 2008	Annual premium paid to date

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